AMENDMENT NO. 1 TO THE
                           AMENDMENT AND RESTATEMENT OF THE
                              AVONDALE INDUSTRIES, INC.
                                PERFORMANCE SHARE PLAN


               WHEREAS, the Board of Directors has authorized the amendment of the Avondale Industries, Inc. Performance Share Plan (the "Plan") to reflect that the duties of the Stock Awards Committee have now been combined with the duties of the Compensation Committee and that the Plan will henceforth be administered by the Compensation Committee.

               NOW THEREFORE, the definition of "Committee" in Section 2. entitled "Definitions" is hereby amended to read as follows:

                    "Committee" means the Compensation Committee.

               Adopted by the Board of Directors on December 5, 1994.


                                             AVONDALE INDUSTRIES, INC.

                                             By:\s\ Thomas M. Kitchen
                                                    Thomas M. Kitchen
                                                    Vice President & Chief
                                                    Financial Officer
                                                    & Secretary

          Dated:  December 28, 1994.
          COR\24667.1